Receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Disclosure of detailed information about receivables and other assets

	Non-current 2022 US$m	Current 2022 US$m	Total 2022 US$m	Non-current 2021 US$m	Current 2021 US$m	Total 2021 US$m
Trade receivables(a)	—	2,179	2,179	—	2,241	2,241
Other financial receivables(a)	124	462	586	135	386	521
Other receivables(b)	383	382	765	392	418	810
Prepayment of tolling charges to jointly controlled entities(c)	218	—	218	183	—	183
Pension surpluses (note 28)	824	—	824	1,070	—	1,070
Other prepayments	344	455	799	414	529	943
Total(d)	1,893	3,478	5,371	2,194	3,574	5,768
(a)At 31 December 2022, trade and other financial receivables are stated net of allowances for expected credit losses of US$59 million (2021: US$57 million). We apply the “simplified approach” to trade receivables and receivables relating to net investment in finance leases and a “general approach” to all other financial assets.
(b)At 31 December 2022, other receivables include US$329 million (2021: US$388 million) related to Energy Resources of Australia Ltd (ERA's) deposit held in a trust fund which is controlled by the Government of Australia. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside of the scope of IFRS 9 “Financial Instruments”.
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.
(d)There is no material element of receivables and other assets that is interest-bearing or financing in nature. The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.